UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011

BARNES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-04801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends and restates in its entirety the Current Report on Form 8-K filed by Barnes Group Inc. on May 11, 2011 (the “Form 8-K”) for the purpose of correcting nonsubstantive typographical errors.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) On May 6, 2011, the stockholders of Barnes Group Inc. (the “Company”) approved the Barnes Group Inc. Performance-Linked Bonus Plan for Selected Executive Officers, as amended (the “PLBP”). See Item 5.07 of this report below. The purpose of the PLBP is to provide the Company’s senior executive officers with cash incentive compensation opportunities. The PLBP was submitted to stockholders to: (a) extend the term of the PLBP for an additional five years through the date of the 2016 annual meeting and (b) approve revised performance objectives that can be used under the plan.

A further description of the terms of the PLBP is set forth in the Company’s definitive proxy statement which was filed with the Securities and Exchange Commission on April 5, 2011 (the “Proxy Statement”) under the heading “Proposal 3 – Barnes Group Inc. Performance-Linked Bonus Plan for Selected Executive Officers, as Amended,” which is incorporated herein by reference. The description in the Proxy Statement and the description of the PLBP contained herein are qualified in their entirety by reference to the complete terms and conditions of the PLBP which was filed as Annex 1 to the Proxy Statement, and which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company was held on May 6, 2011 (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders:

(1)	Election of Directors:

Director	For a Term Expiring in	Votes For	Votes Withheld	Broker Non-Votes
William S. Bristow, Jr.	2014	24,524,980	16,814,610	4,036,400
Hassell H. McClellan	2014	29,868,467	11,471,123	4,036,400
Gregory F. Milzcik	2014	29,988,749	11,350,841	4,036,400

(2)	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,429,855	1,924,308	21,827	-0-

(3)	Approval of the Barnes Group Inc. Performance-Linked Bonus Plan for Selected Executive Officers, as amended:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,840,818	967,114	531,658	4,036,400

(4)	Advisory (non-binding) resolution regarding the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,806,393	10,399,823	133,374	4,036,400

(5)	Advisory (non-binding) resolution regarding the frequency of holding an advisory vote on the Company’s executive compensation:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
24,490,051	152,033	16,491,022	206,484	4,036,400

On May 6, 2011, the Company’s Board of Directors determined that the Company will hold an advisory vote on executive compensation annually until the next required vote on the frequency of such votes.

(6)	Approval of a proposal to amend the Company’s Amended and Restated By-Laws to provide for the annual election of all directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,966,633	10,861,009	511,948	4,036,400

(7)	Consideration of a stockholder proposal regarding elimination of supermajority voting requirements in the Company’s Restated Certificate of Incorporation, as amended, and its Amended and Restated By-Laws:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,537,505	14,268,779	533,306	4,036,400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2011	BARNES GROUP INC.
(Registrant)

	By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint
Senior Vice President, General Counsel and Secretary